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                                                                   EXHIBIT 10.31

                               AMENDMENT NO. 4 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      AMENDMENT ("Amendment No. 4") dated as of January 19, 2001 by and among dELiA*s Group Inc., a Delaware corporation, formerly known as dELiA Inc. ("dELiA*s"), the Subsidiaries of dELiA*s set forth on Schedule 1 attached hereto (collectively, the "Subsidiary Borrowers"), dELiA*s Corp., a Delaware corporation, formerly known as iTurf, Inc. ("Parent"), its wholly owned subsidiary, iTurf Finance Company ("iFC", and together with dELiA*s, the Subsidiary Borrowers and Parent, each individually a "Borrower", and collectively, "Borrowers") and Congress Financial Corporation, a Delaware corporation ("Lender").

                               W I T N E S S E T H

      WHEREAS, Borrowers and Lender have entered into financing arrangements pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Credit Agreement, dated April 28, 2000, by and among Lender and Borrowers, as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of July 31, 2000, by and among Borrowers and Lender, Amendment No. 2 to Amended and Restated Credit Agreement, dated as of November 10, 2000, by and among Borrowers and Lender and Amendment No. 3 to Amended and Restated Credit Agreement, dated as of November 20, 2000, by and among Borrowers and Lender (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this Amendment No. 4 (all of the foregoing, including the Credit Agreement, as the same now exist or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

      WHEREAS, Parent, its wholly-owned subsidiary, TheSpark.com Inc., a Massachusetts corporation, formerly known as iTurf Caveman Acquisition Corporation ("TheSpark", as hereinafter further defined), and the former stockholders ("Former Stockholders", as hereinafter further defined) of TheSpark.com, Inc., a Massachusetts corporation ("Old SP") agreed to merge TheSpark with and into Old SP and Parent agreed to pay the Former Stockholders certain consideration all as set forth in the Agreement and Plan of Merger, dated as of February 4, 2000, by and among Parent, TheSpark and the Former Stockholders ("SP Merger Agreement", as hereinafter further defined);

      WHEREAS, Parent, TheSpark and the Former Stockholders have agreed to amend the SP Merger Agreement as set forth in the First Amendment to Agreement and Plan of Merger, dated
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as of even date herewith, by and among Parent, TheSpark and the Former
Stockholders ("First SP Amendment", as hereinafter further defined);

      WHEREAS, Borrowers have requested that Lender agree to certain amendments to the Credit Agreement and the other Financing Agreements and the other Financing Agreements and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      Section 1. DEFINITIONS

      1.1 ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the respective meanings given to them below and the Credit Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

      (a) "AMENDMENT NO. 4" shall mean this Amendment No. 4 to Amended and Restated Credit Agreement by and among Lenders and Borrowers, as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

      (b) "FIRST SP AMENDMENT" shall mean the First Amendment to Agreement and Plan of Merger, dated of even date herewith, by and among Parent, TheSpark and the Former Stockholders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      (c) "FORMER STOCKHOLDERS" shall mean, collectively, the individuals listed on Exhibit A hereto.

      (d) "PCF&C" shall mean Parker Chapin Flattau & Chapin, LLP and it successors pursuant to the terms of the Second Escrow Agreement.

      (e) "SECOND ESCROW AGREEMENT" shall mean the Second Escrow Agreement, dated as of December 13, 2000 by and among Parent, certain representatives of the Former Stockholders and PCF&C, in its capacity as escrow agent, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      (f) "SP MERGER AGREEMENTS" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the SP Merger Agreement, (ii) the First SP Amendment and (iii) any related agreements, documents and instruments.


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      (g) "SP MERGER AGREEMENT" shall mean the Agreement and Plan of Merger, dated as of February 4, 2000, by and among Parent, TheSpark and the Former Stockholders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      (h) "THESPARK" shall mean TheSpark.com Inc., a Massachusetts corporation, formerly known as iTurf Caveman Acquisition Corporation, together with its successors and assigns.

      1.2 INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Credit Agreement, unless otherwise defined herein.

      Section 2. AMENDMENTS.

      2.1 INDEBTEDNESS. Section 7.1 of the Credit Agreement shall be amended to replace the period after Section 7.1(h) and to add a new Section 7.1(i) on to the end of such Section as follows:

            "(i) Indebtedness of Parent to the Former Stockholders arising pursuant to the SP Merger Agreements as each in effect on the date hereof; PROVIDED, THAT,

                  (i) such Indebtedness shall not be secured (other than by the funds in the amount of $2,500,000 held by PCF&C pursuant to the terms of the Second Escrow Agreement, as in effect on the date of Amendment No. 4),

                  (ii) Borrowers shall not, directly or indirectly, make any payments in respect of such Indebtedness, EXCEPT, THAT, Parent may make the following payments in respect of such Indebtedness: (A) a cash payment not to exceed $2,500,000, to be paid no later than June 1, 2001, (B) the issuance of not more than 2,000,000 shares of Capital Stock of Parent after May 19, 2001 but not later than June 1, 2001, (C) a cash payment not to exceed $1,500,000 to be paid no later than March 1, 2002, and (D) fifty (50%) percent of the net proceeds (as defined in the First SP Amendment (as in effect on the date of Amendment No. 4)) of a merger or consolidation of TheSpark, a sale or other disposition of the Capital Stock of TheSpark by Parent or a sale or other disposition of substantially all of the assets of TheSpark in accordance with Section 3 of Amendment No. 4 which amount shall not exceed $8,000,000,

                  (iii) Borrowers shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such Indebtedness, the SP Merger Agreements or any agreements related thereto, EXCEPT THAT Parent may, after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness other than pursuant to payments thereof, or to


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            reduce any fees in connection therewith or to make any covenant contained therein less restrictive or burdensome as to Parent or the other Borrowers, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and

                  (iv) Borrowers shall furnish to Lender all notices, demands or other materials concerning such Indebtedness either received by any Borrower or on its behalf, promptly after receipt thereof, or sent by any Borrower or on its behalf, concurrently with the sending thereof, as the case may be."

      2.2 TRANSFER OF ASSETS; MERGERS; LIQUIDATION. Section 7.7(b) of the Credit Agreement shall be amended to add a new Section 7.7(b)(xi) on to the end of such Section as follows:

                  "(xi) the issuance of Capital Stock of Parent to the Former
            Stockholders pursuant to the terms of Section 7.1(i) hereof;"

      2.3 PAYMENTS TO AFFILIATES. Section 7.9 of the Credit Agreement shall be amended to add to the end of such Section as follows:

            "PROVIDED, THAT, nothing in this Section 7.9 shall prohibit the payment of the Indebtedness permitted under Section 7.1(i) hereof."

      Section 3. CONSENT. Subject to the satisfaction of each of the terms and conditions contained herein, notwithstanding anything to the contrary contained in Section 7.7(b) and (c) of the Credit Agreement, Lender hereby consents to the sale or other disposition of substantially all of the assets of TheSpark; PROVIDED, THAT,

      3.1 such sale or other disposition occurs prior to December 31, 2001;

      3.2 Lender shall have received no less than fifteen (15) Business Days' prior written notice of the sale or other disposition which notice shall set forth in reasonable detail satisfactory to Lender the terms of the sale or other disposition;

      3.3 Lender shall have received such other information with respect to such sale or other disposition as Lender may reasonably request within a reasonable period of time of such requests;

      3.4 Lender shall have received, true, correct and complete copies of all agreements, documents and instruments relating to such sale or other disposition;

      3.5 in no event shall any Borrower make, or be required to make, any payment or incur any obligation or liability in connection with such sale or other disposition of substantially all of the assets of TheSpark (other than reasonable and customary fees of financial and legal advisors


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not to exceed the greater of: (a) $200,000 or (b) four (4%) percent of the net proceeds of such transaction) or take any other action which is otherwise prohibited under the Credit Agreement;

      3.6 Lender shall have received the net proceeds payable or delivered to any Borrower in respect of such sale or other disposition (other than:(a) the amounts paid to the Former Shareholders as permitted by Section 7.1(i)(ii)(D) of the Credit Agreement or (b) the reasonable and customary fees of financial and legal advisors permitted under Section 3.5 hereof); and

      3.7 no Event of Default exists or has occurred, or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred or would exist or occur after giving effect to any such sale or other disposition.

      Section 4. REPRESENTATIONS AND WARRANTIES. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender pursuant to the other Financing Agreements, each Borrower, jointly and severally, hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

      4.1 CORPORATE POWER AND AUTHORITY. This Amendment and each other agreement or instrument to be executed and delivered by each Borrower have been duly authorized, executed and delivered by all necessary action on the part of such Borrower which is a party hereto and thereto and, if necessary, its stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower contained herein and therein constitute legal, valid and binding obligations of such Borrower enforceable against it in accordance with their terms.

      4.2 CONSENTS; APPROVALS. No action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

      4.3 NO EVENT OF DEFAULT. As of the date hereof, and after giving effect to the provisions of this Amendment, no Event of Default, and no condition or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, exists or has occurred and is continuing. All of the representations and warranties set forth in the Credit Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

      4.4 SP MERGER AGREEMENT. Borrowers have delivered to Lender a true, correct and complete copy of the SP Merger Agreement.


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      4.5 PAYMENTS TO AFFILIATES. The Indebtedness permitted under Section
7.1(i) of the Credit Agreement is on terms and conditions no less favorable to Borrowers as then would be obtained in a comparable arm's length transaction with a person other than an Affiliate.

      Section 5. CONDITIONS PRECEDENT. The amendment to the Credit Agreement in
Section 2 hereof shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

      5.1 Lender shall have received, in form and substance satisfactory to Lender, the SP First Amendment, as duly authorized, executed and delivered by the parties thereto,

      5.2 after giving effect to the amendments provided for herein, no Event of Default shall exist or have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default, and

      5.3 Lender shall have received an original of this Amendment No. 4, duly authorized, executed and delivered by Borrowers.

      Section 6. ADDITIONAL EVENTS OF DEFAULT. The parties hereto acknowledge, confirm and agree that the failure of Borrowers to comply with the covenants, conditions and agreements contained herein, shall in each case constitute an Event of Default under the Financing Agreements, subject to the applicable cure period, if any, with respect thereto provided for in the Credit Agreement.

      Section 7. PROVISIONS OF GENERAL APPLICATION.

      7.1 EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 4 and the other Financing Agreements, the terms of this Amendment No. 4 shall control. The Credit Agreement and this Amendment No. 4 shall be read and construed as one agreement.

      7.2 GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

      7.3 BINDING EFFECT. This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      7.4 COUNTERPARTS. This Amendment No. 4 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same


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agreement. In making proof of this Amendment No. 4, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                    dELiA*s GROUP INC., formerly known as
                                    dELiA*s INC.
                                    dELiA*s DISTRIBUTION COMPANY
                                    dELiA*s FOREIGN SALES   CORPORATION
                                    dELiA*s OPERATING COMPANY
                                    dELiA*s PROPERTIES INC.
                                    dELiA*s RETAIL COMPANY
                                    SCREEEM! INC.
                                    STORYBOOK INC.
                                    TSI SOCCER CORPORATION
                                    TSI RETAIL COMPANY


                                    By: /s/ TIMOTHY B. SCHMIDT
                                        ---------------------------

                                    Title: SENIOR VICE PRESIDENT
                                           ------------------------

                                    dELiA*s CORP., formerly known as iTURF, INC.


                                    By: /s/ TIMOTHY B. SCHMIDT
                                        ---------------------------

                                    Title: SENIOR VICE PRESIDENT


                                    iTURF FINANCE COMPANY


                                    By: /s/ DENNIS GOLDSTEIN
                                        -----------------------

                                    Title: CHIEF FINANCIAL OFFICER
                                           -------------------------

AGREED TO:

CONGRESS FINANCIAL CORPORATION


By: /s/ THOMAS A. MARTIN
    -----------------------

Title: ASSISTANT VICE PRESIDENT


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                                   SCHEDULE 1

                              SUBSIDIARY BORROWERS


                  dELiA*s Distribution Company
                  dELiA*s Foreign Sales Corporation
                  dELiA*s Operating Company
                  dELiA*s Properties Inc.
                  dELiA*s Retail Company
                  Screeem! Inc.
                  Storybook Inc.
                  TSI Soccer Corporation
                  TSI Retail Company


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                                    EXHIBIT A

                               FORMER STOCKHOLDERS

Sam Yagan
Nathan Gantcher
Brian Phillips
Justin Kestler
Andrew Prihodko
Christian Rudder
Johanna Tengroth
Christopher Coyne
Maxwell Krohn
Eli Bolotin
Dan Ring
Thomas Russo


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